Exhibit 10.17

                              SETTLEMENT AGREEMENT

      SETTLEMENT AGREEMENT (this "Agreement") is effective as of the first day of May, 1999, by and among Siti-Sites.com, Inc. (f/k/a Spectrum Information Technologies, Inc.), a Delaware corporation ("Siti"), Tropia, Inc., a Delaware corporation ("Tropia"), Red Hat Productions, Inc., a New York corporation ("Red Hat"), Jonathan Blank ("J. Blank"), Ari Blank ("A. Blank") and Arjun Nayyar ("Nayyar," and together with Red Hat, J. Blank and A. Blank, the "Individuals").

                              W I T N E S S E T H:

      WHEREAS, Siti and the Individuals, among others, were parties to the Merger and Business Development Agreement dated as of June, 1999 (the "Merger Agreement"), in connection with which Siti acquired all of the stock of Tropia, and the Individuals became stockholders of Siti;

      WHEREAS, certain disputes have arisen between Siti and Tropia, on one hand, and the Individuals, on the other; and

      WHEREAS, the parties desire to resolve their disputes as set forth herein.

      NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

      1. Return of Stock. J. Blank hereby sells, assigns, transfers, sets over, conveys and delivers to Siti, for no additional consideration, 50,000 shares of Siti common stock owned by him (the "Shares"), and hereby delivers to SITI one or more stock certificates evidencing the Shares and stock powers relating thereto in favor of Siti. The consideration for the Shares shall be the execution and delivery of this Agreement by Siti. J. Blank represents that he owns the Shares free and clear of any and all mortgage, pledge, lien, charge, encumbrance, security interest, restriction, condition, covenant, exception, option or other rights of any other person or entity. J. Blank shall be entitled to retain all other shares of Siti common stock owned by him, including all other shares he received by gift.

      2. Releases.

            (a) Individuals Release. Each Individual, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby releases and discharges Siti and each of its Affiliates (including, without limitation, Tropia) and each of the present and former officers, directors, shareholders, agents and employees of all of the foregoing, and all of their respective heirs, successors and assigns (all of the foregoing, collectively, the "Siti Parties"), from all actions, claims, causes of actions, suits, debts, obligations and demands whatsoever, in law or equity, known or unknown (collectively, "Claims or Demands"), which against any of the Siti Parties such Individual ever had, now has, or hereafter can, shall or may have for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this Agreement (including, without limitation, any claims which arise out of or relate to the Merger Agreement or which are associated with such Individual's employment by or other relationship with Siti or Tropia), except for any obligations under this Agreement and any obligations of the Individuals under the Merger Agreement arising or to be performed or observed from or after the date hereof. Without limiting the generality of the foregoing, except as set forth herein, the foregoing is intended to and does remise, release and discharge every Siti Party that is an individual from every Claim and Demand any Individual could make against such Siti Party individually and/or in such individual's capacity as a director, officer, employee, general partner or tenant-in-common of any entity. For purposes of this Agreement, an "Affiliate" of any person or entity is any other person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with such other person or entity.

            (b) Siti Release. Each of Siti and Tropia, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby releases and discharges each Individual and his heirs, successors and assigns (collectively, the "Individual Parties"), from all Claims and Demands which against the Individual Parties it ever had, now has, or hereafter can, shall or may have for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this Agreement (including, without limitation, any claims which arise out of or relate to the Merger Agreement or which are associated with an Individual's employment by or other relationship with Siti or Tropia), except for any obligations under this Agreement and any obligations of Siti or Tropia under the Merger Agreement arising or to be performed or observed from or after the date hereof. Without limiting the generality of the foregoing, except as set forth herein, the foregoing is intended to and does remise, release and discharge every Individual Party from every Claim and Demand Siti or Tropia could make against such Individual Party individually and/or in such Individual's capacity as a director, officer, employee, general partner or tenant-in-common of any entity.

      3. Termination of Merger Agreement and Release of Escrow Shares. The parties hereto hereby agree to terminate the Merger Agreement and that the Individuals shall not be entitled to any registration rights thereunder. Subject to Section 1 above, the Individuals shall be entitled to retain all shares of Siti common stock delivered to the Individuals under the Merger Agreement prior to the date hereof (i.e., 56,250 shares to each of A. Blank and Nayyar and 45,833 shares to Red Hat (distributed solely to J. Blank on account of his interest in Red Hat)), and the Individuals shall not be entitled to receive any additional shares thereunder. The parties hereto hereby authorize the Escrow Agent (as defined in the Merger Agreement), without the need for further notice or instruction, to immediately release to Siti


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

all shares of Siti common stock held by it pursuant to the Escrow Agreement (as defined in the Merger Agreement).

      4. Non-Disparagement. Each Individual hereby covenants and agrees that he will not in any way disparage any of the Siti Parties or make or solicit any comments or statement to any third- party that may be considered to be derogatory or detrimental to the good name or business reputation of any of the Siti Parties. Each of Siti and Tropia hereby covenants and agrees that it will not in any way disparage any Individual or make or solicit any comments or statement to any third-party that may be considered to be derogatory or detrimental to the good name or business reputation of any Individual. The parties hereto shall be entitled to injunctive relief to enforce the foregoing provisions.

      5. Miscellaneous Provisions.

            (a) Entire Agreement; Amendments. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter hereof and will supersede any prior understandings or agreements. No amendment or modification of this Agreement shall be valid or binding upon the parties hereto unless made in writing and executed by the party hereto against whom enforcement is sought.

            (b) Counterparts and Faxed Signatures. This Agreement may be executed via fax and in counterparts, each of which shall be an original, but which together shall constitute one and the same Agreement.

            (c) Severability. If any provision of this Agreement or the application thereof to any person(s) or entity(ies) or circumstance(s) shall be invalid or unenforceable to any extent, (a) the remainder of this Agreement and the application of such provision to other person(s) or entity(ies) or circumstance(s) shall not be affected thereby; and (b) each such provision shall be enforced to the greatest extent permitted by law.

            (d) No Waiver. No consent or waiver, express or implied, by a party hereto to or of any breach by the other party in the performance by it or him of any of its or his obliga tions hereunder shall be deemed or construed to be a consent or waiver to or of the breach in the performance by such party of the same or any other obligation of such party hereunder. Failure on the part of any party hereto to complain of any act or failure to act of the other party or to declare the other party in default, irrespective of how long such failure continues, shall not unless otherwise herein provided to the contrary constitute a waiver by such party of its rights hereunder. All consents and waivers shall be in writing.

            (e) Governing Law; Consent to Jurisdiction; Successors and Assigns. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, exclusive of conflicts of laws provisions. The parties hereto consent to the jurisdiction of the courts of the State of New York for any dispute arising out of or related


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

to this Agreement. This Agreement shall inure to the benefit of, be binding upon and be enforceable by and against the parties hereto and their respective successors and assigns.


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

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the 1st day of May, 2000.


                                        SITI-SITES.COM, INC. (F/K/A
                                        SPECTRUM INFORMATION
                                        TECHNOLOGIES, INC.)

                                        By: /s/ Lawrence M. Powers
                                            ------------------------------------
                                            Name:  Lawrence M. Powers
                                            Title: Chairman and CEO


                                        TROPIA, INC.

                                        By: /s/ Jonathan Blank
                                            ------------------------------------
                                            Name:  Lawrence M. Powers
                                            Title: Chairman


                                        RED HAT PRODUCTIONS, INC.

                                        By: /s/ Jonathan Blank
                                           -------------------------------------
                                           Name: Jonathan Blank
                                           Title: President

                                        /s/ Jonathan Blank
                                        ----------------------------------------
                                        JONATHAN BLANK


                                        /s/ Ari Blank
                                        ----------------------------------------
                                        ARI BLANK


                                        /s/ Argun Nayyar
                                        ----------------------------------------
                                        ARJUN NAYYAR


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